Other Assets	12 Months Ended
Dec. 31, 2021
Disclosure of other assets [text block] [Abstract]
OTHER ASSETS

NOTE 16

OTHER ASSETS

Other Assets includes the following:

	As of December 31,
	2021	2020
	MCh$	MCh$

Assets for leasing (1)	51,957	62,967

Assets received or awarded in lieu of payment
Assets received in lieu of payment	10,922	15,213
Assets awarded at judicial sale	16,899	17,430
Provision on assets received in lieu of payment or awarded	(406)	(1,196)
Subtotal	27,415	31,447

Other assets
Guarantee deposits (margin accounts) (2)	1,988,410	608,359
Non-current assets classified as held for sale (3)	-	22,036
Gold investments	718	765
VAT credit	38,844	27,519
Income tax recoverable	-	-
Prepaid expenses(4)	322,887	387,668
Assets recovered from leasing for sale	2,474	3,191
Valuation adjustments by macro hedge (5)	217,979	327,938
Pension plan assets	523	673
Accounts and notes receivable	92,039	100,504
Notes receivable through brokerage and simultaneous transactions	44,860	41,960
Other receivable assets	41,195	33,567
Other assets (6)	134,995	98,780
Subtotal	2,884,924	1,652,960
Total	2,964,296	1,747,374

(1)	Assets available to be granted under the financial leasing agreements.
(2)	Guarantee deposits (margin accounts) correspond to collateral associated with derivative financial contracts to mitigate the counterparty credit risk and are mainly established in cash. These guarantees operate when mark to market of derivative financial instruments exceed the levels of threshold agreed in the contracts, which could result in the Bank delivering or receiving collateral.
(3)	Corresponds to the interests in Redbanc S.A., Transbank S.A. and Nexus S.A., which were reclassified as non-current assets classified as held for sale in accordance with IFRS 5 “Non-current assets held for sale and discontinued operations”. In December 2021, the Bank reversed that reclassification and has presented them as Investment in associates. For additional information see Note 1 v) and Note 39.
(4)	Under this item, the Bank has recorded prepaid expense related to the Santander LATAM Pass program, which is consumed on a monthly basis in accordance with the client use of Bank’s transactional products and therefore the Bank assigned the respective LATAM Pass miles. In May 2020, LATAM Airlines Group S.A began a reorganization process under Chapter 11, with an aim to continue operating. LATAM has publicly stated its intention to honor all current and future tickets, as well as travel vouchers, miles and frequent flyer programs, which has been ratified by the bankruptcy court of New York (in charge of chapter 11). In addition, LATAM formalized two tranches of the DIP (Debtor in Possession) financing proposal for a total of USD 2,200 million, obtaining all resources necessary to continue operating during the crisis. In October 2020, the company made its first disbursement for US$1,150 million from the DIP financing, which represents 50% of the amount available and allowed to reestablish its operations and start preparing its reorganization plan. On January 27, 2021, the request made by LATAM to postpone the deadline for submitting its reorganization plan was approved. On November 26, 2021, LATAM submitted to the Bankruptcy court a Reorganization Plan supported by main stakeholders to strengthen the capital structure and long-term sustainability. The plan includes the injection of US$8,190 million through capital, convertible bonds and debt, which will allow the company to exit from Chapter 11 with appropriate capitalization to execute its business plan.
(5)	Net assets and liabilities fair value valuation subject to macro hedges. See Note 8.
(6)	Other assets mainly include settlement of derivatives and other financial transactions.